UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 25, 2018

Citigroup Commercial Mortgage Trust 2018-B2

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001731044)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key number: 0001541557)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Starwood Mortgage Funding V LLC

(Central Index Key number 0001682509)

Bank of America, National Association

(Central Index Key number: 0001102113)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-16	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On March 20, 2018 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2018-B2 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2018-B2, Commercial Mortgage Pass-Through Certificates, Series 2018-B2, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2018 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated March 20, 2018 and filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2018 (the “March 20, 2018 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Cross Point Loan Combination was required to be serviced and administered pursuant to the UBS 2018-C8 Pooling and Servicing Agreement, which is the servicing agreement for the UBS 2018-C8 securitization trust (into which a Cross Point Companion Loan was deposited). The UBS 2018-C8 Pooling and Servicing Agreement was filed as Exhibit 4.5 to the March 20, 2018 Form 8-K.

On April 10, 2018, the Cross Point Controlling Pari Passu Companion Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the Benchmark 2018-B3 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B3 (the “BMARK 2018-B3 Certificates”). Upon the issuance of the BMARK 2018-B3 Certificates, the servicing and administration of the Cross Point Loan Combination is required to be transferred from the UBS 2018-C8 Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BMARK 2018-B3 Certificates, dated as of April 1, 2018 (the “BMARK 2018-B3 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor (the “BMARK 2018-B3 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

The BMARK 2018-B3 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BMARK 2018-B3 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	BMARK 2018-B3 Pooling and Servicing Agreement

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	BMARK 2018-B3 Pooling and Servicing Agreement	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2018	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

CGCMT 2018-B2 – Form 8-K